                                UNITEDS STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        FEBRUARY 10, 2004
                                                 -------------------------------

COMMISSION FILE NUMBER:                        1-5273-1
                         -------------------------------------------------------


                                Sterling Bancorp
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        New York                                            13-2565216
--------------------------------------------------------------------------------
(State of other jurisdiction                                (IRS Employer
 of incorporation)                                          Identification No.)


 650 Fifth Avenue, New York, New York                       10019-6108
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

                                 (212) 757- 3300
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
   (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)

ITEM 5

OTHER EVENTS

On February 10, 2004, the Company issued a press release announcing the grand opening of its Regional Banking Center in Long Island City, Queens.



ITEM 7

FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of the Business Acquired.
      Not Applicable


(b)   Pro Forma Financial Information
      Not Applicable

(c)   Exhibits
      99.1     Press Release dated February 10, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 11, 2004





BY:    /s/ JOHN W. TIETJEN
       ------------------------------------
       JOHN W. TIETJEN
       Executive Vice President, Treasurer
       and Chief Financial Officer

                                  EXHIBIT INDEX



         Exhibit
         Number
         ------
           99.1                     Press Release dated February 10, 2004